Exhibit 99.1

Torchlight ANNOUNCES RESULTS from SPECIAL MEETING of its
stockholders

PLANO, TX June 11, 2021 – Torchlight Energy Resources, Inc. (NASDAQ: TRCH), an oil and gas exploration company (“Torchlight”), today announced the results from the special meeting of its stockholders, which was held virtually earlier today in connection with the previously announced business combination transaction with Metamaterial, Inc.

A quorum was present at the special meeting and based on the preliminary results of the votes received in person and by proxy, all five proposals to be voted on at the special meeting were approved by the Torchlight stockholders. Torchlight will file a Form 8-K to disclose the final results of the stockholder vote.

The stockholder approvals obtained at the special meeting were required for the business combination transaction to be carried out pursuant to the Arrangement Agreement, dated December 14, 2020, as amended, pursuant to which Torchlight will, among other things, acquire all of the issued and outstanding common shares of Metamaterial, Inc. as further described in the proxy statement filed by Torchlight on May 7, 2021 with the SEC.

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About Torchlight Energy Resources, Inc.

Torchlight Energy Resources, Inc. (TRCH), based in Plano, Texas, is a high growth oil and gas Exploration and Production (E&P) company with a primary objective of acquisition and development of domestic oil fields. Torchlight has assets focused in West and Central Texas where their targets are established plays such as the Permian Basin. For additional information on Torchlight, please visit www.torchlightenergy.com.

Forward-Looking Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the “safe harbor” created by those sections. All statements in this release that are not based on historical fact are “forward looking statements.” These statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “strategy,” “goal,” or “planned,” “seeks,” “may,” “might”, “will,” “expects,” “intends,” “believes,” “should,” and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments Torchlight expects or anticipates will occur in the future, such as stated objectives or goals, our refinement of strategy, our attempts to secure additional financing, our exploring possible business alternatives, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors, including those risks and uncertainties described in or implied by the Risk Factors and in Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our 2020 Annual Report on Form 10-K, filed on March 18, 2021 and our other reports filed from time to time with the Securities and Exchange Commission (“SEC”). We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Contact

Derek Gradwell
Phone: 512-270-6990
dgradwell@integcom.us
ir@torchlightenergy.com

SOURCE: Torchlight Energy Resources, Inc.